                                                                   EXHIBIT 99.14

                               SIXTH AMENDMENT TO
                   SECURED REVOLVING LINE OF CREDIT AGREEMENT



         THIS AGREEMENT, to be effective and dated as at the 26th day of September, 1997, by and between FLEET BANK (formerly Norstar Bank of Upstate
NY), a bank organized and existing under the laws of the State of New York, and having its principal banking house located at 69 State Street, Albany, New York 12201 (herein called the "Lender"), and DECORA, INCORPORATED, a Delaware corporation duly authorized to do business in the State of New York as Decora Manufacturing and having its principal place of business at One Mill Street, Fort Edward, New York 12828 (herein called the "Borrower").

                              W I T N E S S E T H:

         WHEREAS, the Borrower and the Lender entered into a Secured Revolving Line of Credit Agreement on April 18, 1990 (the "Secured Revolving Line of Credit Agreement") pursuant to the terms and conditions of which the Lender agreed, from time to time, up to and including July 31, 1992, to make loans to the Borrower in such amount or amounts as the Lender would determine, but not to exceed $5,000,000.00 outstanding in the aggregate at any one time, with all borrowings evidenced on Borrower's Promissory ("GRID") Note executed and delivered by the Borrower on April 18, 1990; and

         WHEREAS, the Borrower and the Lender entered into an Amendment to Secured Revolving Line of Credit Agreement effective and dated as at July 31, 1992 (the "First Amendment"), pursuant to the terms and conditions of which the Lender agreed, from time to time, on a month-to-month basis, to make loans to the Borrower in such amount or amounts as the Lender would determine, but not to exceed $5,000,000.00 outstanding in the aggregate at any one time, with all borrowings evidenced by Borrower's Promissory ("GRID") Note dated July 31, 1992, which Note substituted the Promissory ("GRID") Note dated April 18, 1990; and

         WHEREAS, the Borrower and the Lender entered into a Second Amendment to Secured Revolving Line of Credit Agreement effective and dated as of the 29th day of July, 1993 (the "Second Amendment"), pursuant to the terms and conditions of which the Lender agreed, from time to time, on a month to month basis, to make loans to the Borrower in such amount or amounts as the Lender would determine but not to exceed $5,000,000.00 outstanding in the aggregate at any one time, with all borrowings evidenced by Borrower's Promissory ("Grid") Note dated July 29, 1993, which Note substituted the Promissory ("Grid") Note dated July 31, 1992; and

         WHEREAS, the Borrower and the Lender entered into a Third Amendment to Secured Revolving Line of Credit Agreement effective and dated as of the 19th day of July, 1994 (the "Third Amendment") pursuant to the terms and conditions of which the Lender agreed, from time to time, on a month to month basis, to make loans to the Borrower in such amount or amounts as the Lender would determine not to exceed $6,000,000.00 outstanding in the aggregate at any one time, with all borrowings evidenced by Borrower's Promissory ("GRID") Note dated as at the 19th day of July, 1994, which Note substituted the Promissory ("GRID") Note dated July 29, 1993; and

         WHEREAS, the Borrower and the Lender entered into a Fourth Amendment to Secured Revolving Line of Credit Agreement effective and dated as of the 13th day of August, 1996 (the "Fourth Amendment") pursuant to the terms and conditions of which the Lender agreed, from time to time, on a month to month basis, to make loans to the Borrower in such amount or amounts as the Lender would determine not to exceed $6,000,000.00 outstanding in the aggregate at any one time, with all borrowings evidenced by Borrower's Restated Promissory ("GRID") Note dated as at the 13th day of August, 1996, which Note substituted the Promissory ("GRID") Note dated July 19, 1994; and

         WHEREAS, the Borrower and the Lender entered into a Fifth Amendment to Secured Revolving Line of Credit Agreement effective and dated as of the 27th day of March, 1997 (the "Fifth Amendment") pursuant to the terms and conditions of which the Lender agreed, from time to time, on a month to month basis, to make loans to the Borrower in such amount or amounts as the Lender would determine not to exceed $6,000,000.00 outstanding in the aggregate at any one time, with all borrowings evidenced by Borrower's Restated Promissory ("GRID") Note dated as at the 13th day of August, 1996; and

         WHEREAS, the Borrower has requested that the Lender further extend the time for making loans under the Secured Revolving Line of Credit Agreement until August 31, 1999 and make certain further changes to the Secured Revolving Line of Credit Agreement, and the Lender is willing to do so, but only pursuant to the terms of this Sixth Amendment to Secured Revolving Line of Credit Agreement.

         NOW, THEREFORE, in consideration of the Lender agreeing to extend the time to make loans and to make further amendments under the Secured Revolving Line of Credit Agreement as previously amended by the terms of the First Amendment the Second Amendment, the Third Amendment, the Fourth Amendment and the Fifth Amendment, and other good and valuable consideration, receipt of which is hereby acknowledged, it is agreed on the part of the Borrower with the Lender as follows:

         1. That the Secured Revolving Line of Credit Agreement is amended to extend the time for making loans thereunder to August 31, 1999.

         2. That those certain financial covenants contained in paragraph 3(d) and those certain financial reporting requirements contained in paragraph 3(g) of that certain Loan and Security Agreement entered into by and between the Borrower and the Lender on April 18, 1990, which Loan and Security Agreement was modified and amended by that certain Loan and Security Agreement Amendment No. 1 dated as of July 19, 1994, by and between the Borrower and the Lender, that certain Loan and Security Agreement Amendment No. 2 dated as of August 13, 1996 by and between the Borrower and the Lender, that certain Loan and Security Agreement Amendment No. 3 dated as of March 27, 1997 by and between the Borrower and the Lender and that certain Loan and Security Agreement Amendment No. 4 dated as of even date herewith by and between the Borrower and the Lender (collectively the "Loan and Security Agreement") shall be incorporated into and become a part of the Secured Revolving Line of Credit Agreement, as previously amended by the terms of the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment and the Fifth Amendment, and as further modified pursuant to the terms of this Agreement, and shall continue to govern the loan which is the subject of this Agreement and shall remain in full force and effect, even if the loan which is the subject the aforementioned Loan and Security Agreement should be paid in full and said Loan and Security Agreement should be terminated.

         3. That paragraph 6 of the Loan Agreement shall be modified, in part, to add another default condition as follows:

         "or in the event the Borrower is in default pursuant to the terms of that certain Note and Warrant Purchase Agreement dated as of September 26, 1997 among the Borrower, Decora Industries, Inc., Dorrance Street Capital Advisors, L.L.C., as Agent and the Purchasers named therein or any of the "Loan Documents" as that term is defined therein. . ."

         4. That all of the other terms and conditions of the Secured Revolving Line of Credit Agreement, as previously modified by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment and the Fifth Amendment, shall remain in full force and effect, except as further modified by the terms of this Agreement.

         5. The Borrower hereby warrants and covenants to the Lender that as of the date of this Agreement, there are no disputes, offsets, claims or counterclaims of any kind or nature whatsoever under the Note, the Secured Revolving Line of Credit Agreement, as previously modified by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment and the Fifth Amendment or any of the documents executed in connection herewith or therewith or the obligations represented or evidenced hereby or thereby.

         6. By signing this Agreement, Decora Industries, Inc. the ("Guarantor") hereby consents to all the provisions of this Agreement and ratifies and affirms its obligations to the Lender pursuant to the Guaranty Agreement (the "Guaranty") previously executed by it and modifies, confirms and approves of this Sixth Amendment to Secured Revolving Line of Credit Agreement and hereby warrants and covenants to the Lender that as of the date of this Sixth Amendment to Secured Revolving Line of Credit Agreement that there are no disputes, offsets, claims or counterclaims of any kind or nature whatsoever under the Guaranty or any of the documents executed herewith or therewith or the obligations represented or evidenced hereby or thereby.

         IN WITNESS WHEREOF, the parties have caused this instrument to be executed by their duly authorized officers as of the effective date above written.

DECORA, INCORPORATED d/b/a          FLEET BANK
DECORA MANUFACTURING

By:  _________________________      By:  ________________________
Name:  _______________________          James M. Marini
Title:  ______________________          Vice President


CONSENT OF UNCONDITIONAL GUARANTOR:
DECORA INDUSTRIES, INC.

By:  _____________________________
Name:  ___________________________
Title:  __________________________